Exhibit 10.5

Schedule 1.1

Commitments

LENDER	REVOLVING LOAN COMMITMENT	TERM LOAN COMMITMENT

FIFTH THIRD BANK	$40,000,000	$8,800,000
38 Fountain Square Plaza
MD#10AT63
Cincinnati, Ohio 45263
Attn: David G. Fuller and Anne B. Kelly, Vice President
Fax Number: (513) 534-8400

AGGREGATE COMMITMENTS	$40,000,000	8,800,000

Schedule 1.2

Borrower’s Facilities

Property	Owner

3409 Camp Ground Road	ISA
Louisville, Kentucky 40211

7110 Grade Lane	ISA Real Estate
Louisville, Kentucky 40213

6709 Grade Lane	ISA Real Estate
Louisville, Kentucky 40213

1617 State Road 111	ISA Real Estate
New Albany, Indiana 47150

7023, 7025, 7101, and 7103 Grade Lane	7021 Grade
Louisville, Kentucky 40213

7124 Grade Lane	7124 Grade
Louisville, Kentucky 40213

7200 and 7210 Grade Lane	7200 Grade
Louisville, Kentucky 40219

1565 E. 4th Street	IN Real Estate
Seymour, Indiana 47274

1400 Cahill Drive	C & R Asphalt Land Acquisition Company
Lexington, Kentucky 40504	LLC

7100 Grade Lane	7100 Grade Lane LLC
Louisville, Kentucky 40213

7020 Grade Lane	7200 Grade
Louisville, Kentucky 40213

Schedule 5.1(a)

Jurisdictions Where Qualified to do Business

Borrower Name	Qualified States

ISA	Florida
Indiana
Kentucky

ISA Indiana	Indiana

Schedule 5.1(b)

Ownership of Capital Stock of Borrower

Issuer	Certificate Number	Number of Shares	Owner

ISA Indiana	1	1000 shares	ISA

Schedule 5.1(c)

Ownership of Capital Stock of Subsidiaries

Issuer	Certificate Number	Number of Shares	Owner

7021 Grade	N/A	100% Interest	ISA

7124 Grade	N/A	100% Interest	ISA

7200 Grade	N/A	100% Interest	ISA

IN Real Estate	N/A	100% Interest	ISA

CWS	N/A	100% Interest	ISA

ISA Real Estate	N/A	100% Interest	ISA

Logistics	N/A	100% Interest	ISA

Recycling	N/A	100% Interest	ISA

Waste Equipment	N/A	100% Interest	ISA

Schedule 5.1(d)

Non-Subsidiary Investments

None.

Schedule 5.1(e)

Officers, Directors, General Partners, Members

Borrower Name	Officers

ISA	Harry Kletter, Chairman and CEO

Brian Donaghy, President and COO

Ron Kletter, Executive Vice President

Alan Schroering, CFO

Don Rodgers, CAO

James Wiseman, III, Vice President

Steve Jones, Vice President

ISA Indiana	Harry Kletter, Chairman and CEO

Brian Donaghy, President and COO

Ron Kletter, Executive Vice President

Alan Schroering, CFO

Don Rodgers, CAO

James Wiseman, III, Vice President

Steve Jones, Vice President

Schedule 5.2

Consents

None.

Schedule 5.7

Material Leases

1.	Lease Agreement dated as of February 15, 2005, by and between C & R Asphalt Land Acquisition Company LLC and ISA.

2.	Lease Agreement dated as of January 1, 1998, by and between K &R, LLC, successor to K&R Corporation and ISA.

3.	Lease dated as of March 2, 2006, by and between Southern States Cooperative, Inc. and ISA Real Estate LLC.

Schedule 5.8

Patents, Copyrights and Trademarks

None.

Schedule 5.10

Pending or Threatened Litigation

All American Recycling, Inc. and R. D. Burton and Donna Burton v. Industrial Services of American, Inc., et al, Jefferson Circuit Court, Case No. 06-C-04701.

Schedule 5.11

Material Agreements

1.	Material Leases (See Schedule 5.7).

2.	Loan Agreement dated as of June 30, 2009, by and among BB&T, ISA, ISA Real Estate, IN Real Estate and 7021 Grade and the Loan Documents, as that term is defined therein.

3.	Loan Agreement dated as of May 7, 2008, by and between BB&T and ISA and the Loan Documents, as that term is defined therein.

4.	Loan Agreement dated as of May 7, 2008, by and between BB&T and ISA and the Loan Documents, as that term is defined therein.

5.	Consulting Agreement dated as of January 2, 1998, by and between K & R Corporation and ISA.

6.	Employment Agreement dated as of April 7, 2007, by and between ISA and James K. Wiseman III.

7.	Executive Employment Agreement dated as of June 1, 2009, by and between ISA and Jeffrey Valentine.

8.	Executive Employment Agreement dated as of June 1, 2009, by and between ISA and Steve Jones.

9.	Amended Executive Employment Agreement dated as of April 15, 2009, by and between ISA and Brian Donaghy.

10.	Sub-Lease dated as of February 28, 2007, by and between ISA and Cohen Brothers of Lexington, Inc.

11.	Various Purchase Orders for the acquisition by Borrowers of Inventory.

12.	Various Purchase Orders for the acquisition by account debtors of Finished Goods.

13.	ISDA Master Agreement dated as of December 22, 2006, by and between BB&T and ISA along with accompanying Schedule to the Master Agreement.

14.	Documents and instruments governing all Permitted Factoring Transactions.

Schedule 5.12

Tax Matters

None.

Schedule 5.13

Affiliate Contracts

1.	Oral Lease of property located at 7110 Grade, 6709 Grade Lane, Louisville, Kentucky and 1617 State Road 111, New Albany, Indiana from ISA Real Estate to ISA.

2.	Oral lease of property located at 7124 Grade Lane, Louisville, Kentucky from 7124 Grade to ISA.

3.	Oral lease of property located at 7200 and 7210 Grade Lane, Louisville, Kentucky from 7200 Grade to ISA.

4.	Oral lease of property located at 1565 E. 4th Street, Seymour, Indiana from IN Real Estate to ISA.

5.	Oral lease of property located at 7023, 7025, 7101 and 7103 Grade Lane, Louisville, Kentucky from 7021 Grade to ISA.

6.	Lease Agreement covering property located at 7100 Grade Lane, Louisville, Kentucky from 7100 Grade Lane LLC to ISA.

7.	Oral lease of property located at 7020 Grade Lane, Louisville, Kentucky from 7200 Grade to ISA.

Schedule 5.14

Employee Benefit Plans

•

Three (3) health insurance plans from Humana, through which employees can choose from a traditional insurance plan with a $500.00 deductible, a PCA insurance plan with a $3000.00 deductible, or a HSA insurance plan with a $3000.00 deductible

•	Dental Insurance from Delta Dental, having an annual deductible of $50.00 and an annual maximum limit of $1000.00

•

Short-term, long-term and basic life insurance from Guardian Insurance provided by ISA at no cost to employees; short -term disability pays 60% of an employee’s wage with a $500.00 cap for illnesses not related to the workplace; long-term disability pays 60% of employee wages after 13 weeks of short-term disability; basic life insurance is one (1) times an employee’s annual base salary and is payable to the beneficiary designated by the employee

•	Vision Insurance offered through Guardian Insurance, which pays $135.00 towards glasses or contacts on an annual basis

•	Voluntary Life Insurance can be obtained through Guardian Insurance; employees guaranteed $100,000.00 of coverage, spouses up to 50% of that, and children to a maximum of $5,000.00

•

Flexible Spending Account (FSA) allows employees to deposit pre-tax money to an account administrated by ADP with the FSA paying any medical, dental, or vision expenses that were not covered by insurance

•	Dependent Care Account allows employees to have money intended for child-care expenses deducted pre-tax; dependent account is administrated by ADP

•

401K is offered from Principal; employees can deduct up to 15% of their pre-tax wages with ISA matching 25% to the first 6%; ISA matches an additional of 12.5% for participants contributing between 7 and 10%

•	Tuition Reimbursement allows employees a $5000.00 allowance in the pursuit of educational endeavors; courses must be related to positions offered by ISA; reimbursement is based on grade achievement

Schedule 5.17

Certain Disclosures

None.

Schedule 5.19

Environmental Matters

None.

Schedule 5.21

Filing Offices

Credit Party	Filing Office

ISA	Florida

ISA Indiana	Indiana

7021 Grade	Kentucky

7124 Grade	Kentucky

7200 Grade	Kentucky

CWS	Kentucky

IN Real Estate	Kentucky

ISA Real Estate	Kentucky

Logistics	Kentucky

Recycling	Kentucky

Waste Equipment	Kentucky

Schedule 5.22

Owned Real Property

Property	Owner

3409 Camp Ground Road	ISA
Louisville, Kentucky 40211

7110 Grade Lane	ISA Real Estate
Louisville, Kentucky 40213

6709 Grade Lane	ISA Real Estate
Louisville, Kentucky 40213

1617 State Road 111	ISA Real Estate
New Albany, Indiana 47150

7023, 7025, 7101, and 7103 Grade Lane	7021 Grade
Louisville, Kentucky 40213

7124 Grade Lane	7124 Grade
Louisville, Kentucky 40213

7200 and 7210 Grade Lane	7200 Grade
Louisville, Kentucky 40219

1565 E. 4th Street	IN Real Estate
Seymour, Indiana 47274

Schedule 5.23

Bank and Investment Accounts

Bank	Account Name	Account Number

BB&T	ISA	0005280498205
BB&T	ISA	0005183756062
BB&T	CWS	0005280059376
BB&T	ISA Recycling	0005280283683
BB&T	ISA Recycling	0005280461999
BB&T	ISA Indiana	0005182802494
BB&T	ISA	0005280498213
BB&T	ISA	0005183997833
BB&T	ISA	0005184614636
BB&T	ISA	0005184608210
BB&T	ISA	0005184608385
BB&T	ISA	8180000096064
BB&T	ISA	0005184608415
BB&T	CWS	0005184608202

Jackson County Bank	ISA Indiana	4145430
	ISA Indiana	4145419

Schedule 5.25

Non-Compete Agreements

Non-compete contained in that certain Sub-Lease dated as of February 28, 2007, by and between ISA and Cohen Brothers of Lexington, Inc.

Schedule 6.2(b)

Insurance Coverages

See Attached.

Schedule 8.8(e)

Existing Liens

Debtor	Secured Party	Collateral	File Number	Filing Location

ISA	VFS US LLC	2006 Volvo L70E	200602820179	Florida Secretary of State

ISA	VFS US LLC	2006 Volvo MC80 Skid Steer	200604375059	Florida Secretary of State

ISA	VFS US LLC	2007 Volvo MC80B	200706132015	Florida Secretary of State

ISA	Brandeis Machinery & Supply Company and Komatsu Financial	One Komatsu Excavator	2007223395114	Kentucky Secretary of State

ISA	Apollo Oil LLC	Equipment	2008236011508	Kentucky Secretary of State

Schedule 8.11

Existing BB&T LOC

None.